Exhibit 99

OFG Bancorp Reports 3Q23 Results
SAN JUAN, Puerto Rico, October 20, 2023 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the third quarter ended September 30, 2023. EPS diluted of $0.95 compared to $0.93 in 2Q23 and $0.87 in 3Q22. Total core revenues of $172.2 million compared to $170.5 million in 2Q23 and $156.8 million in 3Q22.
CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “Third quarter results reflected year-over-year increases of 10% in core revenues and 9% in EPS. Highlights include continued loan growth, stable core deposits, low cumulative deposit beta of 19%, increased operating leverage, and strong performance metrics. We also benefited from overall higher interest rates and benign credit conditions as economic activity in Puerto Rico continues to do well.”

“Oriental’s self-service portal, launched earlier this year as part of our ‘Digital First’ strategy, has been expanded to include more features and is rapidly being adopted by our customers. This is resulting in a growing number of digital transactions, enabling us to better meet the needs of the customers and communities we serve.”

“Our results could not have been possible without the hard work and commitment of all our team members. We are thankful to them for executing our corporate vision.”

3Q23 Highlights

Performance Metrics: Net interest margin of 5.80%, return on average assets of 1.76%, return on average tangible common stockholders’ equity of 17.59%, and efficiency ratio of 52.36%.

Net Interest Income of $141.8 million compared to $139.6 million in 2Q23 and $126.5 million in 3Q22. 3Q23 reflected the full effect of 2Q23’s 25 basis point increase in the Federal Reserve Board’s funds rate and a partial effect of 3Q23’s 25 bps increase.

Total Interest Income of $165.7 million compared to $158.0 million in 2Q23 and $134.7 million in 3Q22. Compared to 2Q23, 3Q23 primarily reflected higher yields (7.84% vs. 7.76%) on increased average balances of loans and higher yields on variable rate loans.

Total Interest Expense of $23.9 million compared to $18.3 million in 2Q23 and $8.2 million in 3Q22. Compared to 2Q23, 3Q23 reflected higher cost of funds (1.07% vs. 0.84%) on increased average balances of deposits and borrowings.

Total Banking & Financial Service Revenues of $30.4 million compared to $30.9 million in 2Q23 and $30.3 million in 3Q22.

Pre-Provision Net Revenues of $82.3 million compared to $80.8 million in 2Q23 and $69.6 million in 3Q22.

Total Provision for Credit Losses of $16.4 million compared to $15.0 million in 2Q23 and $7.1 million in 3Q22. 3Q23 included $11.4 million due to increased loan volume, $4.1 million in qualitative adjustment, and $0.7 million for a specific reserve for the sale of a small portfolio of non-performing Puerto Rico small business commercial loans.

Credit Quality: Net Charge-offs of $18.8 million compared to $6.6 million in 2Q23 and $11.3 million in 3Q22. 3Q23 included $6.9 million for two loans previously and substantially reserved. 2Q23 included a recovery of $3.7 million from the sale of older, fully charged off auto and consumer loans. Early and total delinquency rates were 2.75% and 3.78%, respectively, and the nonperforming loan rate of 1.33% was in the lower ranges seen over the last five quarters.

Total Non-Interest Expense of $90.2 million compared to $88.9 million in 2Q23 and $87.5 million in 3Q22. Compared to 2Q23, 3Q23 operating expense decreased $1.3 million, due to a lower gain on sale of foreclosed real estate partially offset by lower general and administrative expenses.

Loans Held for Investment (EOP) of $7.26 billion compared to $7.12 billion in 2Q23 and $6.68 billion in 3Q22. Loans increased 2.0% from 2Q23 and 8.6% year-over-year, reflecting increases in Puerto Rico and US commercial loans and retail auto and consumer loans. This was partially offset by regular paydowns of residential mortgages.

New Loan Production of $562.5 million compared to $691.8 million in 2Q23 and $511.3 million in 3Q22. 3Q23 reflected continued high levels of auto, commercial and consumer lending.

Total Investments (EOP) of $2.07 billion compared to $1.70 billion in 2Q23 and $2.04 billion in 3Q22. 3Q23 investments increased from 2Q23 reflecting the purchase of $450 million fixed-rate mortgage-backed securities partly offset by regular repayments.

Customer Deposits (EOP) of $8.54 billion compared to $8.54 billion in 2Q23 and $8.84 billion in 3Q22.

Total Borrowings (EOP) of $451.5 million compared to $226.5 million in 2Q23 and $27.3 million in 3Q22.

Cash & Cash Equivalents (EOP) of $532.7 million compared to $799.0 million in 2Q23 and $815.4 million in 3Q22. Compared to 2Q23, 3Q23 cash reflected new purchases of MBS.

Total Assets (EOP) of $10.26 billion compared to $10.03 billion in 2Q23 and $10.06 billion in 3Q22.

Capital: CET1 ratio of 14.03% level with 2Q23 and 13.38% in 3Q22. The Tangible Common Equity ratio was 9.74% compared to 9.99% in 2Q23 and 8.83% in 3Q22. Tangible Book Value per share of $21.01 compared to $21.06 in 2Q23 and $18.46 in 3Q22.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 3Q23 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ323. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2023, and the 3Q23 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 59th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder
(sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2023 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2023		2023	2023	2022	2022
(Dollars in thousands, except per share data) (unaudited)		Q3		Q2	Q1	Q4	Q3
Statement of Operations
Net interest income		$141,787		$139,644	$135,897	$135,282	$126,510
Non-interest income, net (core)	(1)	30,404		30,859	28,531	33,012	30,298
Total core revenues	(2)	172,191		170,503	164,428	168,294	156,808
Non-interest expense		90,158		88,888	90,220	91,641	87,492
Pre-provision net revenues	(21)	82,328		80,829	74,578	76,895	69,638
Total provision for credit losses		16,430		15,044	9,445	8,757	7,120
Net income before income taxes		65,898		65,785	65,133	68,138	62,518
Income tax expense		21,025		21,612	18,904	21,771	20,599
Net income available to common stockholders		44,873		44,173	46,229	46,367	41,919
Common Share Statistics
Earnings per common share - basic	(3)	$0.95		$0.93	$0.97	$0.97	$0.88
Earnings per common share - diluted	(4)	$0.95		$0.93	$0.96	$0.97	$0.87
Average common shares outstanding		47,114		47,266	47,600	47,572	47,558
Average common shares outstanding and equivalents		47,392		47,490	47,944	47,964	47,926
Cash dividends per common share		$0.22		$0.22	$0.22	$0.20	$0.20
Book value per common share (period end)		$23.28		$23.36	$22.88	$21.91	$20.90
Tangible book value per common share (period end)	(5)	$21.01		$21.06	$20.57	$19.56	$18.46
Balance Sheet (Average Balances)
Loans	(6)	$7,191,243		$7,002,971	$6,866,586	$6,770,341	$6,697,900
Interest-earning assets		9,702,167		9,492,861	9,359,211	9,425,590	9,597,670
Total assets		10,180,931		10,020,940	9,900,409	9,989,293	10,181,000
Core deposits		8,621,652		8,531,583	8,594,392	8,759,080	8,924,089
Total deposits		8,624,052		8,531,583	8,604,621	8,770,446	8,935,455
Interest-bearing deposits		6,042,165		5,955,611	5,950,481	6,059,643	6,296,142
Borrowings		263,981		226,256	64,168	26,820	27,275
Stockholders' equity		1,127,602		1,108,880	1,077,703	1,025,132	1,045,792
Performance Metrics
Net interest margin	(7)	5.80%		5.90%	5.89%	5.69%	5.23%
Return on average assets	(8)	1.76%		1.76%	1.87%	1.86%	1.65%
Return on average tangible common stockholders' equity	(9)	17.59%		17.67%	19.13%	20.36%	18.05%
Efficiency ratio	(10)	52.36%		52.13%	54.87%	54.45%	55.80%
Full-time equivalent employees, period end		2,264		2,265	2,249	2,253	2,247
Credit Quality Metrics
Allowance for credit losses		$157,529		$159,923	$151,884	$152,673	$155,162
Allowance as a % of loans held for investment		2.17%		2.25%	2.22%	2.23%	2.32%
Net charge-offs		$18,836	(a)	$6,606	$10,120	$11,205	$11,347
Net charge-off rate	(11)	1.05%		0.38%	0.59%	0.66%	0.68%
Early delinquency rate (30 - 89 days past due)		2.75%		2.53%	2.11%	2.46%	2.75%
Total delinquency rate (30 days and over)		3.78%		3.67%	3.40%	4.04%	4.35%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		11.01%		10.85%	10.75%	10.36%	9.82%
Common equity Tier 1 capital ratio		14.03%		14.03%	14.07%	13.64%	13.38%
Tier 1 risk-based capital ratio		14.03%		14.03%	14.07%	13.64%	13.38%
Total risk-based capital ratio		15.29%		15.29%	15.33%	14.89%	14.63%
Tangible common equity ("TCE") ratio		9.74%		9.99%	9.85%	9.59%	8.83%

a) During 3Q 2023, the Company charged-off $6.9 million for two commercial loans, $6.0 million previously provisioned, and $906 thousand for commercial nonperforming loans that were transferred to the held for sale category during the quarter.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2023		2022
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$417,328		$346,798
Non-interest income, net (core)	(1)	89,794		92,713
Total core revenues	(2)	507,122		439,511
Non-interest expense		269,266		253,905
Pre-provision net revenues	(21)	237,735		191,329
Total provision for credit losses		40,919		15,362
Net income before income taxes		196,816		175,967
Income tax expense		61,541		56,095
Net income available to common stockholders		135,275		119,872
Common Share Statistics
Earnings per common share - basic	(3)	$2.86		$2.49
Earnings per common share - diluted	(4)	$2.84		$2.47
Average common shares outstanding		47,325		48,188
Average common shares outstanding and equivalents		47,605		48,594
Cash dividends per common share		$0.66		$0.50
Book value per common share (period end)		$23.28		$20.90
Tangible book value per common share (period end)	(5)	$21.01		$18.46
Balance Sheet (Average Balances)
Loans	(6)	$7,021,456		$6,619,808
Interest-earning assets		9,539,389		9,583,964
Total assets		10,035,121		10,163,386
Core deposits		8,582,642		8,893,473
Total deposits		8,586,823		8,904,839
Interest-bearing deposits		5,983,088		6,278,176
Borrowings		185,534	(a)	33,025
Stockholders' equity		1,104,911		1,047,954
Performance Metrics
Net interest margin	(7)	5.85%		4.84%
Return on average assets	(8)	1.80%		1.57%
Return on average tangible common stockholders' equity	(9)	18.11%		17.20%
Efficiency ratio	(10)	53.10%		57.77%
Full-time equivalent employees, period end		2,264		2,247
Credit Quality Metrics
Allowance for credit losses		$157,529		$155,162
Allowance as a % of loans held for investment		2.17%		2.32%
Net charge-offs		$35,562		$16,467
Net charge-off rate	(11)	0.68%		0.33%
Early delinquency rate (30 - 89 days past due)		2.75%		2.75%
Total delinquency rate (30 days and over)		3.78%		4.35%

(a)During the nine-month period ended September 30, 2023, the Company took a two-year FHLB advance amounting to $200.0 million and increased its FHLB overnight advance to $100.0 million.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Interest income:
Loans
Non-PCD loans	$124,847	$116,699	$109,330	$105,238	$97,677
PCD loans	17,292	18,819	18,981	19,762	18,563
Total interest income from loans	142,139	135,518	128,311	125,000	116,240
Investment securities and cash	23,569	22,470	20,674	20,727	18,435
Total interest income	165,708	157,988	148,985	145,727	134,675
Interest expense:
Deposits
Core deposits	20,787	15,916	12,489	10,258	7,978
Brokered deposits	32	—	8	9	9
Total deposits	20,819	15,916	12,497	10,267	7,987
Borrowings	3,102	2,428	591	178	178
Total interest expense	23,921	18,344	13,088	10,445	8,165
Net interest income	141,787	139,644	135,897	135,282	126,510
Provision for credit losses, excluding PCD loans	16,648	16,650	8,146	11,347	9,897
(Recapture of) Provision for credit losses on PCD loans	(218)	(1,606)	1,299	(2,590)	(2,777)
Total provision for credit losses	16,430	15,044	9,445	8,757	7,120
Net interest income after provision for credit losses	125,357	124,600	126,452	126,525	119,390
Non-interest income:
Banking service revenues	17,303	17,440	17,513	18,224	17,234
Wealth management revenues	7,691	8,194	7,120	8,335	8,173
Mortgage banking activities	5,410	5,225	3,898	6,453	4,891
Total banking and financial service revenues	30,404	30,859	28,531	33,012	30,298
Other income (loss), net	295	(786)	370	242	322
Total non-interest income, net	30,699	30,073	28,901	33,254	30,620
Non-interest expense:
Compensation and employee benefits	38,095	37,841	38,473	38,100	35,332
Occupancy, equipment and infrastructure costs	14,887	14,362	14,257	13,893	12,638
General and administrative expenses	37,203	39,005	36,693	39,261	37,523
Foreclosed real estate and other repossessed assets (income) expenses	(27)	(2,320)	793	239	573
Climate events expenses	—	—	4	148	1,426
Total non-interest expense	90,158	88,888	90,220	91,641	87,492
Income before income taxes	65,898	65,785	65,133	68,138	62,518
Income tax expense	21,025	21,612	18,904	21,771	20,599
Net income available to common shareholders	$44,873	$44,173	$46,229	$46,367	$41,919

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Nine-Month Period Ended
	September 30, 2023		September 30, 2022
Interest income:
Loans
Non-PCD loans	$350,876		$276,096
PCD loans	55,092		59,066
Total interest income from loans	405,968		335,162
Investment securities and cash	66,713		34,684
Total interest income	472,681		369,846
Interest expense:
Deposits
Core deposits	49,192		21,946
Brokered deposits	40		26
Total deposits	49,232		21,972
Borrowings	6,121	(a)	1,076
Total interest expense	55,353		23,048
Net interest income	417,328		346,798
Provision for credit losses, excluding PCD loans	44,034		30,782
(Recapture of) Provision for credit losses on PCD loans	(3,115)		(15,420)
Total provision for credit losses	40,919		15,362
Net interest income after provision for credit losses	376,409		331,436
Non-interest income:
Banking service revenues	52,256		52,937
Wealth management revenues	23,005		24,300
Mortgage banking activities	14,533		15,476
Total banking and financial service revenues	89,794		92,713
Other (loss) income, net	(121)		5,723
Total non-interest income, net	89,673		98,436
Non-interest expense:
Compensation and employee benefits	114,409		104,830
Occupancy, equipment and infrastructure costs	43,506		37,415
General and administrative expenses	112,905		112,547
Foreclosed real estate and other repossessed assets income, net of expenses	(1,554)		(2,313)
Climate events expenses	—		1,426
Total non-interest expense	269,266		253,905
Income before income taxes	196,816		175,967
Income tax expense	61,541		56,095
Net income available to common shareholders	$135,275		$119,872
(a)Refer to “(a)” in Table 1-2.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		September 30, 2023		June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Cash and cash equivalents		$532,699	(a)	$798,973	$847,494	$550,464	$815,433
Investments:
Trading securities		14		13	10	9	11
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,511,779	(a)	1,139,996	1,109,889	1,102,501	1,075,838
US treasury notes		739		748	242,098	309,133	401,414
Other investment securities		635		1,101	1,119	1,142	1,157
Total investment securities available-for-sale		1,513,153		1,141,845	1,353,106	1,412,776	1,478,409

Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		320,249		326,935	332,852	337,435	343,549
US treasury notes		198,896		198,478	198,028	197,635	197,225
Total investment securities held-to-maturity		519,145		525,413	530,880	535,070	540,774
Equity securities		42,162		35,946	33,218	23,667	23,372
Total investments		2,074,474		1,703,217	1,917,214	1,971,522	2,042,566
Loans, net		7,130,052		6,988,244	6,735,281	6,723,236	6,591,028
Other assets:
Prepaid expenses		67,191		67,966	59,125	54,641	69,535
Deferred tax asset, net		11,121		20,306	37,372	55,485	66,121
Foreclosed real estate and repossessed properties		13,987		14,643	13,813	15,831	17,868
Premises and equipment, net		103,040		104,166	104,851	106,820	106,025
Goodwill		84,241		84,241	84,241	84,241	86,069
Other intangibles		22,419		24,143	25,868	27,593	29,662
Right of use assets		20,011		21,840	23,897	25,363	26,192
Servicing asset		50,601		49,966	49,345	50,921	50,061
Accounts receivable and other assets		147,302		153,842	159,080	152,663	157,619
Total assets		$10,257,138		$10,031,547	$10,057,581	$9,818,780	$10,058,179

Deposits:
Demand deposits		$4,894,958		$5,008,521	$5,038,122	$5,176,758	$5,416,386
Savings accounts		2,216,162		2,222,326	2,271,774	2,227,965	2,345,596
Time deposits		1,427,497		1,307,179	1,255,525	1,152,270	1,081,769
Brokered deposits		2,936		—	—	11,371	11,366
Total deposits		8,541,553		8,538,026	8,565,421	8,568,364	8,855,117
Borrowings:
Securities sold under agreements to repurchase		150,701	(a)	—	—	—	—
Advances from FHLB and other borrowings		300,774	(b)	226,507	226,789	27,034	27,263
Total borrowings		451,475		226,507	226,789	27,034	27,263
Other liabilities:
Acceptances outstanding		30,984		35,945	30,094	28,607	29,245
Lease liability		22,269		24,031	25,990	27,370	28,114
GNMA buy-back option program liability	(22)	18,227		18,417	26,348	32,590	29,050
Accrued expenses and other liabilities		97,167		88,870	93,429	92,409	95,523
Total liabilities		9,161,675		8,931,796	8,968,071	8,776,374	9,064,312
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		637,389		636,051	634,785	636,793	635,523
Legal surplus		146,774		142,567	138,333	133,901	129,429
Retained earnings		607,466		577,042	547,641	516,371	484,057
Treasury stock, at cost		(228,374)		(226,230)	(212,794)	(211,135)	(211,138)
Accumulated other comprehensive income, net		(127,677)		(89,564)	(78,340)	(93,409)	(103,889)
Total stockholders' equity		1,095,463		1,099,751	1,089,510	1,042,406	993,867
Total liabilities and stockholders' equity		$10,257,138		$10,031,547	$10,057,581	$9,818,780	$10,058,179
(a)During 3Q 2023, the Company purchased $450 million of mortgage-backed securities and sold $150 million securities under agreements to repurchase.
(b)Refer to “(a)” in Table 1-2.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$630,187	$623,138	$634,799	$643,203	$650,781
Mortgage GNMA buy-back option program	(22)	18,227	18,417	26,348	32,590	29,050
Commercial, excluding Commercial US		1,985,535	1,952,178	1,808,379	1,828,644	1,754,999
Commercial US		707,593	669,332	617,574	642,133	622,382
Consumer		612,623	593,122	564,365	536,619	520,183
Auto		2,208,993	2,124,076	2,034,676	1,958,257	1,877,945
		6,163,158	5,980,263	5,686,141	5,641,446	5,455,340
Less: Allowance for credit losses		(148,210)	(150,167)	(141,385)	(141,841)	(142,417)
Total non-PCD loans held for investment, net		6,014,948	5,830,096	5,544,756	5,499,605	5,312,923

PCD:
Mortgage		955,596	980,833	1,007,751	1,028,428	1,059,448
Commercial		139,857	152,888	155,614	159,152	162,287
Consumer		572	568	607	638	738
Auto		2,552	3,319	4,367	5,658	7,152
		1,098,577	1,137,608	1,168,339	1,193,876	1,229,625
Less: Allowance for credit losses		(9,319)	(9,756)	(10,499)	(10,832)	(12,745)
Total PCD loans held for investment, net		1,089,258	1,127,852	1,157,840	1,183,044	1,216,880
Total loans held for investment		7,104,206	6,957,948	6,702,596	6,682,649	6,529,803
Mortgage loans held for sale		564	11,397	13,616	19,499	43,262
Other loans held for sale		25,282	18,899	19,069	21,088	17,963
Total loans, net		$7,130,052	$6,988,244	$6,735,281	$6,723,236	$6,591,028

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,585,783	$1,603,971	$1,642,550	$1,671,631	$1,710,229
Mortgage GNMA buy-back option program	(22)	18,227	18,417	26,348	32,590	29,050
Commercial, excluding Commercial US		2,125,392	2,105,066	1,963,993	1,987,796	1,917,286
Commercial US		707,593	669,332	617,574	642,133	622,382
Consumer		613,195	593,690	564,972	537,257	520,921
Auto		2,211,545	2,127,395	2,039,043	1,963,915	1,885,097
		7,261,735	7,117,871	6,854,480	6,835,322	6,684,965
Less: Allowance for credit losses		(157,529)	(159,923)	(151,884)	(152,673)	(155,162)
Total loans held for investment, net		7,104,206	6,957,948	6,702,596	6,682,649	6,529,803
Mortgage loans held for sale		564	11,397	13,616	19,499	43,262
Other loans held for sale		25,282	18,899	19,069	21,088	17,963
Total loans, net		$7,130,052	$6,988,244	$6,735,281	$6,723,236	$6,591,028

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Nine-Month Period Ended
(Dollars in thousands) (unaudited)		September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Loan production	(13)
Mortgage		$33,346	$35,932	$30,344	$35,242	$38,945	$99,622	$165,663
Commercial		145,105	220,746	98,300	209,078	123,429	464,151	442,756
Commercial US		70,311	111,817	124,074	83,162	55,984	306,202	255,326
Consumer		76,465	87,062	86,284	67,515	73,045	249,811	266,724
Auto		237,290	236,283	222,325	221,369	219,910	695,898	591,229
Total		$562,517	$691,840	$561,327	$616,366	$511,313	$1,815,684	$1,721,698

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q3			2023 Q2			2023 Q1			2022 Q4			2022 Q3
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$680,864	$9,025	5.26%	$693,373	$9,029	5.22%	$552,635	$6,445	4.73%	$551,555	$5,115	3.68%	$1,016,561	$5,661	2.21%
Investment securities	1,830,060	14,544	3.18%	1,796,517	13,441	2.99%	1,939,990	14,229	2.93%	2,103,694	15,612	2.97%	1,883,209	12,774	2.71%
Loans held for investment
Non-PCD loans	6,065,822	124,847	8.17%	5,840,860	116,699	8.01%	5,670,966	109,330	7.82%	5,542,986	105,238	7.53%	5,428,852	97,677	7.14%
PCD loans	1,125,421	17,292	6.15%	1,162,111	18,819	6.48%	1,195,620	18,981	6.35%	1,227,355	19,762	6.44%	1,269,048	18,563	5.85%
Total loans	7,191,243	142,139	7.84%	7,002,971	135,518	7.76%	6,866,586	128,311	7.58%	6,770,341	125,000	7.32%	6,697,900	116,240	6.89%
Total interest-earning assets	$9,702,167	$165,708	6.78%	$9,492,861	$157,988	6.68%	$9,359,211	$148,985	6.46%	$9,425,590	$145,727	6.13%	$9,597,670	$134,675	5.57%

Interest bearing liabilities:
Deposits
NOW accounts	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%
Savings accounts	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%
Time deposits	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%
Brokered deposits	2,400	32	5.30%	—	—	—%	10,229	8	0.30%	11,366	9	0.30%	11,366	9	0.30%
	6,042,165	19,498	1.28%	5,955,611	14,595	0.98%	5,950,481	11,176	0.76%	6,059,643	8,682	0.57%	6,296,142	6,348	0.40%
Non-interest bearing deposit accounts	2,581,887	—	—	2,575,972	—	—	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—
Fair value premium and core deposit intangible amortization	—	1,321	—	—	1,321	—	—	1,321	—	—	1,585	—	—	1,639	—
Total deposits	8,624,052	20,819	0.96%	8,531,583	15,916	0.75%	8,604,621	12,497	0.59%	8,770,446	10,267	0.46%	8,935,455	7,987	0.35%
Borrowings
Securities sold under agreements to repurchase	52,365	728	5.52%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Advances from FHLB and other borrowings	211,616	2,374	4.45%	226,256	2,428	4.30%	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%
Total borrowings	263,981	3,102	4.66%	226,256	2,428	4.30%	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%
Total interest-bearing liabilities	$8,888,033	$23,921	1.07%	$8,757,839	$18,344	0.84%	$8,668,789	$13,088	0.61%	$8,797,266	$10,445	0.47%	$8,962,730	$8,165	0.36%
Interest rate spread		$141,787	5.71%		$139,644	5.84%		$135,897	5.85%		$135,282	5.66%		$126,510	5.21%
Net interest margin			5.80%			5.90%			5.89%			5.69%			5.23%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%
Savings accounts	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%
Time deposits	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%
	6,039,765	19,466	1.28%	5,955,611	14,595	0.98%	5,940,252	11,168	0.76%	6,048,277	8,673	0.57%	6,284,776	6,339	0.40%
Non-interest bearing deposit accounts	2,581,887	—	—	2,575,972	—	—	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—
Total core deposits	$8,621,652	$19,466	0.90%	$8,531,583	$14,595	0.69%	$8,594,392	$11,168	0.53%	$8,759,080	$8,673	0.39%	$8,924,089	$6,339	0.28%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2023 YTD			2022 YTD
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$662,813	$24,499	4.94%	$1,541,036	$9,574	0.83%
Investment securities	1,855,120	42,214	3.03%	1,423,120	25,110	2.35%
Loans held for investment
Non-PCD loans	5,860,662	350,876	8.00%	5,287,144	276,096	6.98%
PCD loans	1,160,794	55,092	6.33%	1,332,664	59,066	5.91%
Total loans	7,021,456	405,968	7.73%	6,619,808	335,162	6.77%
Total interest-earning assets	$9,539,389	$472,681	6.62%	$9,583,964	$369,846	5.16%

Interest bearing liabilities:
Deposits
NOW accounts	$2,466,113	$16,160	0.88%	$2,807,838	$7,241	0.34%
Savings accounts	2,238,866	12,742	0.76%	2,311,568	4,220	0.24%
Time deposits	1,273,928	16,328	1.71%	1,147,404	5,570	0.65%
Brokered deposits	4,181	40	1.27%	11,366	26	0.30%
	5,983,088	45,270	1.01%	6,278,176	17,057	0.36%
Non-interest bearing deposit accounts	2,603,735	—	—%	2,626,663	—	—%
Fair value premium and core deposit intangible amortization	—	3,962	—	—	4,915	—
Total deposits	8,586,823	49,232	0.77%	8,904,839	21,972	0.33%
Borrowings
Securities sold under agreements to repurchase	17,647	728	5.52%	—	—	—%
Advances from FHLB and other borrowings	167,887	5,393	4.29%	27,725	555	2.67%
Total borrowings	185,534	6,121	4.41%	33,025	1,076	4.35%
Total interest-bearing liabilities	$8,772,357	$55,353	0.84%	$8,937,864	$23,048	0.34%
Interest rate spread		$417,328	5.78%		$346,798	4.82%
Net interest margin			5.85%			4.84%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,466,113	$16,160	0.88%	$2,807,838	$7,241	0.34%
Savings accounts	2,238,866	12,742	0.76%	2,311,568	4,220	0.24%
Time deposits	1,273,928	16,328	1.71%	1,147,404	5,570	0.65%
	5,978,907	45,230	1.01%	6,266,810	17,031	0.36%
Non-interest bearing deposit accounts	2,603,735	—	—%	2,626,663	—	—%
Total core deposits	$8,582,642	$45,230	0.70%	$8,893,473	$17,031	0.26%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2023		2023	2023	2022	2022
(Dollars in thousands) (unaudited)	Q3		Q2	Q1	Q4	Q3
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$218		$191	$200	$8	$14
Recoveries	(185)		(333)	(216)	(625)	(280)
Total mortgage	33		(142)	(16)	(617)	(266)
Commercial:
Charge-offs	8,254	(a)	3,496	1,375	3,444	6,485
Recoveries	(174)		(237)	(326)	(338)	(214)
Total commercial	8,080		3,259	1,049	3,106	6,271
Consumer:
Charge-offs	5,894		5,518	5,444	5,069	4,163
Recoveries	(655)		(2,003)	(867)	(1,055)	(732)
Total consumer	5,239		3,515	4,577	4,014	3,431
Auto:
Charge-offs	10,458		9,170	9,478	10,380	7,964
Recoveries	(5,193)		(8,332)	(6,600)	(5,001)	(5,674)
Total auto	5,265		838	2,878	5,379	2,290
Total	$18,617		$7,470	$8,488	$11,882	$11,726

PCD
Mortgage:
Charge-offs	$148		$1	$74	$108	$270
Recoveries	(80)		(260)	(247)	(603)	(191)
Total mortgage	68		(259)	(173)	(495)	79
Commercial:
Charge-offs	690		—	2,104	12	23
Recoveries	(494)		(319)	(490)	(264)	(268)
Total commercial	196		(319)	1,614	(252)	(245)
Consumer:
Charge-offs	39		123	215	120	9
Recoveries	(23)		(43)	(11)	(11)	(47)
Total consumer	16		80	204	109	(38)
Auto:
Charge-offs	37		35	86	65	56
Recoveries	(98)		(401)	(99)	(104)	(231)
Total auto	(61)		(366)	(13)	(39)	(175)
Total	$219		$(864)	$1,632	$(677)	$(379)

Total Net Charge-offs	$18,836	(a)	$6,606	$10,120	$11,205	$11,347
Net Charge-off Rates
Mortgage	0.03%		-0.10%	-0.05%	-0.26%	-0.04%
Commercial	1.18%	(a)	0.44%	0.41%	0.44%	0.94%
Consumer	3.33%		2.37%	3.30%	2.95%	2.52%
Auto	0.96%		0.09%	0.57%	1.11%	0.46%
Total	1.05%		0.38%	0.59%	0.66%	0.68%
Average Loans Held For Investment
Mortgage	$1,576,637		$1,616,873	$1,653,423	$1,699,923	$1,757,897
Commercial	2,812,274		2,697,986	2,627,610	2,586,536	2,560,849
Consumer	630,492		606,842	579,467	558,809	538,898
Auto	2,171,840		2,081,270	2,006,086	1,925,073	1,840,256
Total	$7,191,243		$7,002,971	$6,866,586	$6,770,341	$6,697,900

(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2023		2023	2023	2022	2022
(Dollars in thousands) (unaudited)		Q3		Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$14,380		$13,976	$11,417	$15,115	$15,769
Commercial		5,666	(a)	11,668	3,898	2,750	13,223
Consumer		10,160		8,188	8,478	8,895	9,280
Auto		139,278		117,237	96,294	112,191	111,637
Total		$169,484		$151,069	$120,087	$138,951	$149,909
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.22%		2.18%	1.73%	2.24%	2.32%
Commercial		0.21%	(a)	0.45%	0.16%	0.11%	0.56%
Consumer		1.66%		1.38%	1.50%	1.66%	1.78%
Auto		6.31%		5.52%	4.73%	5.73%	5.94%
Total		2.75%		2.53%	2.11%	2.46%	2.75%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$30,661		$31,189	$32,084	$39,239	$39,577
GNMA's buy-back option program	(22)	18,227		18,418	26,348	32,590	29,050
Total mortgage		48,888		49,607	58,432	71,829	68,627
Commercial		15,109	(a)	28,643	12,881	12,122	24,343
Consumer		13,422		11,026	11,402	12,008	11,956
Auto		155,579		130,367	110,749	131,804	132,507
Total		$232,998		$219,643	$193,464	$227,763	$237,433
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		4.73%		4.86%	4.85%	5.81%	5.82%
GNMA's buy-back option program	(22)	2.81%		2.87%	3.99%	4.82%	4.27%
Total mortgage		7.54%		7.73%	8.84%	10.63%	10.09%
Commercial		0.56%	(a)	1.09%	0.53%	0.49%	1.03%
Consumer		2.19%		1.86%	2.02%	2.24%	2.30%
Auto		7.04%		6.14%	5.44%	6.73%	7.06%
Total		3.78%		3.67%	3.40%	4.04%	4.35%
Nonperforming Assets	(14)
Mortgage		$25,354		$27,600	$30,641	$33,512	$33,225
Commercial		36,649	(a)	43,188	27,025	34,432	36,612
Consumer		3,359		2,907	2,979	3,128	2,725
Auto		16,301		13,130	14,455	19,613	20,870
Total nonperforming loans		81,663		86,825	75,100	90,685	93,432
Foreclosed real estate		9,555		10,639	9,250	11,214	14,561
Other repossessed assets		4,432		4,004	4,563	4,617	3,307
Total nonperforming assets		$95,650		$101,468	$88,913	$106,516	$111,300
Nonperforming Loan Rates
Mortgage		3.91%		4.30%	4.63%	4.96%	4.89%
Commercial		1.36%	(a)	1.65%	1.11%	1.40%	1.55%
Consumer		0.55%		0.49%	0.53%	0.58%	0.52%
Auto		0.74%		0.62%	0.71%	1.00%	1.11%
Total loans		1.33%		1.45%	1.32%	1.61%	1.71%
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2023	2023	2023	2022	2022
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Nonperforming PCD Loans	(14)
Mortgage		$253	$256	$258	$259	$260
Commercial		6,688	8,104	8,446	8,927	9,746
Consumer		7	—	—	—	—
Total nonperforming loans		$6,948	$8,360	$8,704	$9,186	$10,006
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.02%
Commercial		4.78%	5.30%	5.43%	5.61%	6.01%
Consumer		1.22%	0.00%	0.00%	0.00%	0.00%
Total		0.63%	0.73%	0.74%	0.77%	0.81%
Total PCD Loans Held for Investment
Mortgage		$955,596	$980,833	$1,007,751	$1,028,428	$1,059,448
Commercial		139,857	152,888	155,614	159,152	162,287
Consumer		572	568	607	638	738
Auto		2,552	3,319	4,367	5,658	7,152
Total loans		$1,098,577	$1,137,608	$1,168,339	$1,193,876	$1,229,625

		2023	2023	2023	2022	2022
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Total Nonperforming Loans	(14)
Mortgage		$25,607	$27,856	$30,899	$33,771	$33,485
Commercial		43,337	51,292	35,471	43,359	46,358
Consumer		3,366	2,907	2,979	3,128	2,725
Auto		16,301	13,130	14,455	19,613	20,870
Total nonperforming loans		$88,611	$95,185	$83,804	$99,871	$103,438
Total Nonperforming Loan Rates
Mortgage		1.60%	1.72%	1.85%	1.98%	1.93%
Commercial		1.53%	1.85%	1.37%	1.65%	1.83%
Consumer		0.55%	0.49%	0.53%	0.58%	0.52%
Auto		0.74%	0.62%	0.71%	1.00%	1.11%
Total		1.22%	1.34%	1.22%	1.46%	1.55%
Total Loans Held for Investment
Mortgage		$1,604,010	$1,622,388	$1,668,898	$1,704,221	$1,739,279
Commercial		2,832,985	2,774,398	2,581,567	2,629,929	2,539,668
Consumer		613,195	593,690	564,972	537,257	520,921
Auto		2,211,545	2,127,395	2,039,043	1,963,915	1,885,097
Total loans		$7,261,735	$7,117,871	$6,854,480	$6,835,322	$6,684,965

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended September 30, 2023
(Dollars in thousands) (unaudited)	Mortgage	Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$8,670	$48,604		$25,666	$67,227	$150,167
Provision for (recapture of) credit losses	(273)	1,103		6,026	9,804	16,660
Charge-offs	(218)	(8,254)	(a)	(5,894)	(10,458)	(24,824)
Recoveries	185	174		655	5,193	6,207
Balance at end of period	$8,364	$41,627		$26,453	$71,766	$148,210

Allowance for credit losses PCD:
Balance at beginning of period	$8,297	$1,408		$8	$43	$9,756
Provision for (recapture of) credit losses	(226)	60		15	(67)	(218)
Charge-offs	(148)	(690)		(39)	(37)	(914)
Recoveries	80	494		23	98	695
Balance at end of period	$8,003	$1,272		$7	$37	$9,319

Allowance for credit losses summary:
Balance at beginning of period	$16,967	$50,012		$25,674	$67,270	$159,923
Provision for (recapture of) credit losses	(499)	1,163		6,041	9,737	16,442
Charge-offs	(366)	(8,944)	(a)	(5,933)	(10,495)	(25,738)
Recoveries	265	668		678	5,291	6,902
Balance at end of period	$16,367	$42,899		$26,460	$71,803	$157,529
Allowance coverage ratio	1.02%	1.51%		4.32%	3.25%	2.17%
(a)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2023	2023	2023	2022	2022
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,095,463	$1,099,751	$1,089,510	$1,042,406	$993,867
Less: Intangible assets	(106,660)	(108,384)	(110,109)	(111,834)	(115,731)
Tangible common equity	$988,803	$991,367	$979,401	$930,572	$878,136

Common shares outstanding at end of period	47,058	47,076	47,611	47,581	47,563
Tangible book value per common share (Non-GAAP)	$21.01	$21.06	$20.57	$19.56	$18.46
Total Assets to Tangible Assets
Total assets	$10,257,138	$10,031,547	$10,057,581	$9,818,780	$10,058,179
Less: Intangible assets	(106,660)	(108,384)	(110,109)	(111,834)	(115,731)
Tangible assets (Non-GAAP)	$10,150,478	$9,923,163	$9,947,472	$9,706,946	$9,942,448
Non-GAAP TCE Ratio
Tangible common equity	$988,803	$991,367	$979,401	$930,572	$878,136
Tangible assets	10,150,478	9,923,163	9,947,472	9,706,946	9,942,448
TCE ratio	9.74%	9.99%	9.85%	9.59%	8.83%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,127,602	$1,108,880	$1,077,703	$1,025,132	$1,045,792
Less: Average intangible assets	(107,291)	(109,130)	(110,888)	(114,412)	(116,612)
Average tangible common equity	$1,020,311	$999,750	$966,815	$910,720	$929,180

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2023	2023	2023	2022	2022
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,121,944	$1,086,587	$1,063,919	$1,037,385	$995,342
Tier 1 capital		1,121,944	1,086,587	1,063,919	1,037,385	995,342
Total risk-based capital	(15)	1,222,225	1,183,793	1,158,744	1,132,658	1,088,584
Risk-weighted assets		7,993,991	7,742,933	7,559,166	7,605,466	7,440,482
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.03%	14.03%	14.07%	13.64%	13.38%
Tier 1 risk-based capital ratio	(17)	14.03%	14.03%	14.07%	13.64%	13.38%
Total risk-based capital ratio	(18)	15.29%	15.29%	15.33%	14.89%	14.63%
Leverage ratio	(19)	11.01%	10.85%	10.75%	10.36%	9.82%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,095,463	$1,099,751	$1,089,510	$1,042,406	$993,867
Plus: CECL transition adjustment	(20)	13,704	13,704	13,704	20,557	20,557
Less: Unrealized losses on available-for-sale securities, net of income tax		127,677	89,639	78,512	93,663	104,145
Unrealized (gains) losses on cash flow hedges, net of income tax		—	(75)	(172)	(254)	(256)
Total adjusted stockholders’equity		1,236,844	1,203,019	1,181,554	1,156,372	1,118,313
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(84,241)	(86,069)
Disallowed other intangible assets, net		(16,883)	(18,015)	(19,147)	(20,279)	(21,617)
Disallowed deferred tax assets, net		(13,776)	(14,176)	(14,247)	(14,467)	(15,285)
Common equity Tier 1 capital and Tier 1 capital		1,121,944	1,086,587	1,063,919	1,037,385	995,342
Plus Tier 2 capital: Qualifying allowance for credit losses		100,281	97,206	94,825	95,273	93,242
Total risk-based capital		$1,222,225	$1,183,793	$1,158,744	$1,132,658	$1,088,584

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.